Exhibit 99.1

BullFrog AI Announces Commercial Agreement with Top 5 Global Pharmaceutical Company to Identify and Prioritize Therapeutic Target in Major Depressive Disorder

Commercial agreement serves as high-profile third party validation of BullFrog AI’s proprietary capabilities

Agreement utilizes BullFrog AI’s end-to-end analytical AI platform to accelerate drug discovery and development program

GAITHERSBURG, Md., March 30, 2026 — BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology company using artificial intelligence (“AI”) and machine learning to turn complex biomedical data into actionable insights, today announced a commercial agreement with a top 5 global pharmaceutical company in 2025 by revenue (“Customer”), to apply the Company’s proprietary bfLEAP® platform to identify and prioritize novel drug targets in major depressive disorder (MDD), accelerating the Customer’s drug discovery and clinical development program for this indication. The agreement also provides exclusive access to a target candidate. The MDD market was valued at more than $8 billion in 2025 and expected to grow at an average annual rate of nearly 5% to reach in excess of $11 billion by 2032, according to Stellar Market Research.

“This agreement represents strong, high-quality validation of our proprietary capabilities from a leading industry partner, and we are confident that this relationship will expand across other areas of the Customer’s research and development portfolio,” said BullFrog AI Founder and CEO Vin Singh. “Our platform provides drug developers with an end-to-end analytical tool engineered to resolve multimodal biological complexity at scale. Our bfLEAP®, bfPREP™, and bfARENASTM integrated platform leverages causal network inference to provide drug developers a clearer path forward in the discovery and characterization of drug targets for complex disease like MDD. We look forward to continuing to build on our successful record in identifying and prioritizing portfolios and expanding our commercial partnerships.”

Additional details of the agreement may be found in BullFrog AI’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

About Major Depressive Disorder (MDD)

Major depressive disorder (MDD) is diagnosed when an individual has a persistently low or depressed mood, anhedonia or decreased interest in pleasurable activities, feelings of guilt or worthlessness, lack of energy, poor concentration, appetite changes, psychomotor retardation or agitation, sleep disturbances, or suicidal thoughts. One of the main causes of disability in the world, MDD has been ranked as the third cause of the burden of disease worldwide in 2008 by World Health Organization, which has projected that this disease will rank first by 2030.

About BullFrog AI

BullFrog AI leverages artificial intelligence and machine learning to advance drug discovery and development. Through collaborations with leading research institutions, BullFrog AI uses causal AI in combination with its proprietary bfLEAP® platform to analyze complex biological data, aiming to streamline therapeutics development and reduce failure rates in clinical trials. For more information visit BullFrog AI at: https://bullfrogai.com.

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “could,” “will,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; our and our partners’ ability to market and sell our offerings and services, including BullFrog Data Networks™; our ability to maintain compliance with Nasdaq listing rules; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

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